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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 3, 1999
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AmerInst Insurance Group, Ltd.
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(Exact name of registrant as specified in its charter)


Bermuda                              000-28249            98-020-7447
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(State or other jurisdiction         (Commission          (IRS Employer
of incorporation)                    File Number)         Identification No.)


No. 2 Reid Street                    Hamilton, Bermuda    HM 11
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(Address of principal executive offices)


Registrant's telephone number, including area code  (441) 292-4364
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N/A
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(Former name or former address, if changed since last report.)
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Item 2. Acquisition or Disposition of Assets.

        On December 2, 1999, Amerinst Insurance Group, Ltd. (the "Company"), consummated an Exchange Agreement with AmerInst Insurance Group, Inc., a Delaware corporation ("AIIG"), pursuant to which AIIG exchanged all of its assets and liabilities for common shares of the Company (the "Exchange"). Immediately following the consummation of the Exchange, AIIG was dissolved, and common shares of the Company were issued to the holders of shares of common stock of AIIG in a pro rata liquidating distribution. The Exchange is part of a series of transactions involving the Company and AIIG, which are more fully described in the Prospectus/Proxy Statement distributed to AIIG's shareholders on or about July 2, 1999, which was a part of Amendment No. 3 to the Company's Registration Statement on Form S-4, Registration No. 333-64929.





                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERINST INSURANCE GROUP, INC.


        December 3, 1999             By:   /s/ Bruce Fenton
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                                           Bruce Fenton
                                           President